EX. 10.2

FIRST AMENDMENT TO MASTER REPURCHASE AGREEMENT

THIS FIRST AMENDMENT TO MASTER REPURCHASE AGREEMENT (this “Amendment”), dated as of September 19, 2025, by and among MORGAN STANLEY BANK, N.A., a national banking association (together with such other financial institutions from time to time party to the Repurchase Agreement, as herein defined, “Buyer”), MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC, a New York limited liability company (“Administrative Agent”), as administrative agent for Buyer, SCREDIT MORTGAGE FUNDING SUB-3, LLC, a Delaware limited liability company (“Sub-3 Seller”), SCREDIT MORTGAGE FUNDING SUB-3-T, LLC, a Delaware limited liability company (“Sub-3-T Seller”; together with Sub-3 Seller, individually and/or collectively as the context may require, jointly and severally, “Seller”), and Starwood Credit Real Estate Income Trust, a Maryland statutory trust (“Guarantor”), amends that certain Master Repurchase and Securities Contract Agreement, dated as of July 25, 2024, by and between Buyer, Administrative Agent and Seller (as the same may be further amended, modified and/or restated from time to time, the “Repurchase Agreement”) and the other Transaction Documents (as defined in the Repurchase Agreement) as provided herein.

RECITALS

WHEREAS, the parties hereto desire to make certain amendments to the Repurchase Agreement and the other Transaction Documents as provided herein.

NOW, THEREFORE, for good and valuable consideration, the parties hereto agree as follows:

1.
Amendment to the Repurchase Agreement. The Repurchase Agreement is hereby amended to delete the red stricken text (indicated textually in the same manner as the following example: ~~stricken text~~), move the green stricken text from its current location to the location of the green underlined text (indicated textually in the same manner as the following example: ~~stricken text~~ to underlined text) and to add the blue underlined text (indicated textually in the same manner as the following example: underlined text) as attached hereto on Annex A.
2.
Defined Terms. Capitalized terms used but not defined herein shall have the meanings set forth in the Repurchase Agreement.
3.
Ratification and Authority.
(a)
Seller hereby represents and warrants that (i) Seller has the power and authority to enter into this Amendment and to perform its obligations under the Repurchase Agreement as amended hereby and the other Transaction Documents, (ii) Seller has by proper action duly authorized the execution and delivery of this Amendment and (iii) this Amendment has been duly executed and delivered by Seller and constitutes Seller’s legal, valid and binding obligations, enforceable in accordance with its terms, subject to bankruptcy, insolvency and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(b)
Seller hereby (i) unconditionally ratifies and confirms, renews and reaffirms all of its obligations under the Repurchase Agreement and each of the other Transaction Documents, (ii) acknowledges and agrees that such obligations remain in full force and effect, binding on and enforceable against it in accordance with the terms of the Repurchase Agreement as amended hereby and the other Transaction Documents, in each case, subject to bankruptcy, insolvency and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles and (iii) represents, warrants and covenants that it is not in default under the Repurchase Agreement or any of the other Transaction Documents beyond any applicable notice and cure periods, and there are no defenses, offsets or counterclaims against Seller’s obligations under the Repurchase Agreement or the other Transaction Documents.

(c)
Guarantor, by its signature below, hereby (i) unconditionally approves and consents to the execution by Seller of this Amendment and the modifications to the Transaction Documents effected thereby, (ii) unconditionally ratifies, confirms, renews, and reaffirms all of its obligations under the Guaranty (the “Guaranty”), (iii) acknowledges and agrees that its obligations under the Guaranty remain in full force and effect, binding on and enforceable against it in accordance with its terms subject to bankruptcy, insolvency and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles and (iv) represents, warrants and covenants that it is not in default under the Guaranty beyond any applicable notice and cure periods, and there are no defenses, offsets or counterclaims against its obligations under the Guaranty. Guarantor hereby represents and warrants that it has the power and authority to enter into this Amendment and has by proper action duly authorized the execution and delivery of this Amendment by Guarantor.
4.
Effectiveness. The effectiveness of this Amendment is subject to receipt by Buyer of the following:
(a)
Amendment. This Amendment, duly executed and delivered by Seller, Guarantor, Buyer and Administrative Agent.

(b)
Fees. Payment by Seller of (i) the Facility Increase Fee (as defined in the Fee Letter) and (ii) the actual costs and expenses, including, without limitation, the reasonable fees and expenses of counsel to Buyer, incurred by Buyer in connection with this Amendment and the transactions contemplated hereby.
5.
Continuing Effect. Except as expressly amended by this Amendment, the Repurchase Agreement, the Guaranty and the other Transaction Documents remain in full force and effect in accordance with their respective terms. This Amendment shall not constitute a novation of any Transaction Document but shall constitute modifications thereof.
6.
References in Transaction Documents. All references to the Repurchase Agreement and the Guaranty in any Transaction Document, or in any other document executed or delivered in connection therewith shall, from and after the execution and delivery of this Amendment, be deemed a reference to the Repurchase Agreement as amended hereby, unless the context expressly requires otherwise.
7.
Governing Law. This Amendment shall be governed by and construed and interpreted in accordance with the laws of the State of New York without giving effect to the conflict of law principles thereof, except for Sections 5-1401 of the General Obligations Law of the State of New York.
8.
Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.

[Signatures appear on the next page.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered in their names as of the date first above written.

BUYER:

MORGAN STANLEY BANK, N.A.,

a national banking association

By: __________________________

Name:

Title:

ADMINISTRATIVE AGENT:

MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC, a New York limited liability company

By:

Name:

Title:

[Signatures continue on the next page.]

[Signature Page to Amendment to Master Repurchase Agreement]

SELLER:

SCREDIT MORTGAGE FUNDING SUB-3, LLC, a Delaware limited liability company

By: ______________________

Name:

Title:

SCREDIT MORTGAGE FUNDING SUB-3-T, LLC, a Delaware limited liability company

By: __________________________

Name:

Title:

GUARANTOR:

STARWOOD CREDIT REAL ESTATE INCOME TRUST, a Maryland statutory trust

By: __________________________

Name:

Title:

[Signature Page to Amendment to Master Repurchase Agreement]

Annex A

[Attached]